Hovde Group Financial Services Conference November 7th–8th, 2024 www.bankatcity.com

FORWARD LOOKING STATEMENTS This news release contains certain forward-looking statements that are included pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward looking statements express only management’s beliefs regarding future results or events and are subject to inherent uncertainty, risks, and changes in circumstances, many of which are outside of management’s control. Uncertainty, risks, changes in circumstances and other factors could cause the Company’s actual results to differ materially from those projected in the forward-looking statements. Factors that could cause actual results to differ from those discussed in such forward-looking statements include, but are not limited to those set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 under “ITEM 1A Risk Factors” and the following: (1) general economic conditions, especially in the communities and markets in which we conduct our business; (2) credit risk, including risk that negative credit quality trends may lead to a deterioration of asset quality, risk that our allowance for credit losses may not be sufficient to absorb actual losses in our loan portfolio, and risk from concentrations in our loan portfolio; (3) changes in the real estate market, including the value of collateral securing portions of our loan portfolio; (4) changes in the interest rate environment; (5) operational risk, including cybersecurity risk and risk of fraud, data processing system failures, and network breaches; (6) changes in technology and increased competition, including competition from non-bank financial institutions; (7) changes in consumer preferences, spending and borrowing habits, demand for our products and services, and customers’ performance and creditworthiness; (8) difficulty growing loan and deposit balances; (9) our ability to effectively execute our business plan, including with respect to future acquisitions; (10) changes in regulations, laws, taxes, government policies, monetary policies and accounting policies affecting bank holding companies and their subsidiaries, including changes in deposit insurance premiums; (11) deterioration in the financial condition of the U.S. banking system may impact the valuations of investments the Company has made in the securities of other financial institutions; (12) regulatory enforcement actions and adverse legal actions; (13) difficulty attracting and retaining key employees; and (14) other economic, competitive, technological, operational, governmental, regulatory, and market factors affecting our operations. Forward-looking statements made herein reflect management's expectations as of the date such statements are made. Such information is provided to assist stockholders and potential investors in understanding current and anticipated financial operations of the Company and is included pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances that arise after the date such statements are made. Further, the Company is required to evaluate subsequent events through the filing of its September 30, 2024 Form 10-Q. The Company will continue to evaluate the impact of any subsequent events on the preliminary September 30, 2024 results and will adjust the amounts if necessary.

940 FTE $1.75 BILLION Market Cap $6.4 BILLION Total Assets 97 Branches SNAPSHOT CITY HOLDING MARKETS Stable, slow growing, & less competitive CUSTOMERS Robust retail customer base ASSET QUALITY Demonstrated strong track record PERFORMANCE Long record as a high performer GROWTH Succeeding in slow-growth markets & expanding into new markets

CHCO A PERENNIAL HIGH-PERFORMING BANK ROA Source - S&P Global MI. Peer data as of June 30, 2024. 0.80% 1.00% 1.20% 1.40% 1.60% 1.80% 2.00% 2.20% 2.40% 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 YTD CHCO (adjusted for M&A exp & VISA gain) $1B - $10B

FINANCIAL PERFORMANCE: BEST IN CLASS

Apr 4, 2024

FINANCIAL PERFORMANCE: BEST IN CLASS Source - S&P Global MI. S&P Global

2024 YTD 2023 EPS $5.96 $7.61 ROA 1.88% 1.87% ROACTE 21.9% 23.8% NIM 3.90% 4.01% EFFICIENCY 48.9% 46.0% TANG. BOOK VALUE $39.49 $34.69 SHARE PRICE @EOP $117.39 $110.26 NPA’s/LOANS & OREO 0.39% 0.21% PAST DUE LOANS 0.27% 0.27% NCO/LOANS 0.08% 0.01% CHCO PERFORMANCE METRICS

INVESTMENT THESIS CHCO’s FRANCHISE IS EXCEPTIONAL DUE TO: • Strong NIM driven by extraordinary Deposit Franchise • Proven culture of conservative lending • Shareholder focused capital management • Acquisition philosophy focused on earnings and not asset size • Community banking philosophy focused on customers and communities

DEPOSIT COSTS CHCO benefits from many small deposit accounts that aren’t rate sensitive 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 12/31/18 Q tr 12/31/19 Q tr 12/31/20 Q tr 12/31/21 Q tr 12/31/22 Q tr 3/31/23 Q tr 6/30/23 Q tr 9/30/23 Q tr 12/31/23 Q TR 3/31/2024 Q TR 6/30/2024 Q TR 9/30/2024 Q tr Interest Bearing Deposits Fed Funds

BANKS WITH THE LEAST RATE SENSITIVE DEPOSIT BASE THIS CYCLE RANKED BY LOWEST CUMULATIVE DEPOSIT BETA Q4’23 Change Q4’23-Q4’21 Company Name Ticker City, State Total Assets ($B) Loan-to- Deposit Ratio (%) Noninterest Bearing Deposits/ Deposits (%) Cumulative Deposit Beta (%) Deposit Growth (%) Change in noninterest – Bearing Deposit Concentration (pps) Westamerica Bancorp WABC San Rafael, CA 6.37 15.83 47.61 3.26 (14.64) (0.24) Ameriprise Financial, Inc. AMP Minneapolis, MN 175.20 38.10 - 8.82 88.27 (0.02) First Community Bankshares, Inc. FCBC Bluefield, VA 3.27 94.49 34.23 11.89 (0.26) 3.35 Capital City Bank Group, Inc CCBG Tallahassee, FL 4.30 74.44 39.92 14.57 (0.42) (5.45) Hawaiian Electric Industries, Inc. HE Honolulu, HI 17.24 75.57 32.36 16.30 (0.25) (4.43) Bank of Utica BKUT Utica, NY 1.29 11.28 6.88 17.45 (20.90) 0.59 City Holding Company CHCO Charleston, WV 6.17 83.62 27.20 18.79 0.18 (0.67) Farmers & Merchants Bancorp FMCB Lodi, CA 5.31 78.24 31.80 22.62 0.62 (5.95) Prosperity Bancshares Inc. PB Houston, TX 38.57 77.77 36.10 23.20 (11.60) 1.09 The Adirondack Trust Company ADKT Saratoga Springs, NY 1.61 68.48 29.83 23.39 (8.57) (3.52) Cashmere Valley Bank CSHX Cashmere, WA 2.04 58.77 23.93 23.58 (8.41) 1.59 OFG Bancorp OFG San Juan, PR 11.34 77.49 26.00 23.97 13.45 (3.08) Community Bank System Inc. CBU Dewitt, NY 15.56 75.07 28.11 24.16 0.13 (2.42) International Bancshares Corp. IBOC Laredo, TX 15.07 68.15 42.55 24.16 (6.29) (3.73) Bank of Marin Bancorp BMRC Novato, CA 3.81 63.01 53.85 24.16 (13.59) (6.31) Median 74.44 31.80 22.62 (0.42) (2.42) All US Banks 66.19 21.77 44.33 (3.57) (7.36) Data Compiled February 20, 2024 . Source: S&P Global MI

CITY’S NIM Historically, outperforms in high interest rate environments 2.50% 2.75% 3.00% 3.25% 3.50% 3.75% 4.00% 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 YTD CHCO excluding PSLs, PPP Fees, & Accretion $1B to $10B Peer

DEPOSIT FRANCHISE 97 BRANCHES Among Top 100 Banks $53MM* Average Deposits per Branch 2,100 Average Households per Branch $9,000** Average DDA Balance $43,700 Average Business DDA ONE KEY TO CITY’S ENVIABLE SUCCESSS * For CHCO’s self-defined peer group – average deposits per branch is $103 million. CHCO has smaller deposit balances, but more accounts. ** National Average of $13,440 (based upon 2016 Federal Reserve Survey of Consumer Finance inflated 5% to estimate 2023 averages)

STRONG DEPOSIT FRANCHISE MANY SMALL ACCOUNTS # of Accounts $ in Billions Avg. Account Size Avg. # of Accounts/ Branch Avg. $/ Branch in Millions Checking Accounts 248,300 $2.7 $10,800 2,560 $27.6 Savings Accounts 67,000 $1.2 $18,200 700 $12.6 CDs 29,500 $1.2 $40,700 300 $12.4

2023 DEBIT CARD REVENUES Assets Debit Card Revenues Summit $4.6 Billion $7 Million City $6.2 Billion $28 Million Stockyard $8.1 Billion $19 Million Peoples $9.2 Billion $25 Million Wesbanco $17.7 Billion $19 Million The Data is clear: CHCO has a deeper customer base relative to its size.

Bubbles represent relative size of City’s deposits within the region. (10% of all deposits not in a “bubble”). Data: S&P Global MI as of 6/30/24. CITY NATIONAL DEPOSIT MARKETS 1st Branch Share & 2nd Deposit Share (14%) In Charleston MSA/Huntington MSA; $14.8 Billion Major Competitors: TFC, JPM, HBAN, UBSI 3rd Branch Share Winchester VA & WV Panhandle $8.8 Billion Major Competitors: TFC, UBSI, WFC 1st Branch Share & 4th Deposit Share (11%) in Staunton MSA $3.1 Billion Major Competitors: AUB, TFC 1st Branch Share & 27% Deposit Share $3.3 Billion Major Competitors: JPM, UBSI, TFC

DEPOSIT FRANCHISE Key Deposit Markets Deposits West Virginia & Eastern Kentucky - dating to 1870 72% New Markets 28% MOSTLY IN SLOW-GROWTH WV AND EASTERN KY

Market Deposits ($MM) Deposit Share Branches Branch Share Household Share Charleston, WV $995 14.8% 13 29.5% 38.1% Huntington, WV $570 13.9% 10 18.5% 30.6% Ashland, KY $538 21.2% 12 25.5% 42.1% Beckley, WV $555 21.9% 9 26.5% 36.6% Lewisburg, WV $351 35.8% 7 38.9% 80.4% Staunton, VA $296 9.9% 8 19.0% 17.7% Martinsburg, WV $371 12.1% 7 20.0% 24.1% Note: Data as of 6/30/2024. EXCEPTIONAL RETAIL STRENGTH BRANCH DISTRIBUTION

Market Population Population Projected Change 2020-2025 Median Household Income Projected Change in HHLD Income 2020-2025 Charleston/Huntington/ Ashland MSA 611,000 (2.3)% $46,000 4.5% Beckley/Lewisburg WV 162,000 (2.9)% $42,000 3.8% Winchester/ Martinsburg 397,000 4.1% $68,000 8.6% Valley Region 160,000 2.6% $51,000 8.2% Lexington, KY Region 430,000 3.7% $55,000 9.4% National Averages 3.3% $66,000 9.9% MARKET POSITION: NEWER MARKETS HIGH POPULATION GROWTH & HIGHER INCOMES Note: Orange highlight indicates market expansion as a result of acquisitions. Source: S&P Global MI

INTERNAL DDA GROWTH Year New DDA Accounts Net Growth in DDA Accounts % Increase in DDA Accounts 2020* 30,360 6,740 3.0% 2021 32,800 8,860 3.8% 2022 28,442 4,544 1.9% 2023** 31,745 4,768 1.9% 2024 YTD 24,853 4,007 1.6% * Note: City’s lobbies were open by appointment only for 6 months in 2020 due to COVID-19 ** Amounts exclude accounts added in connection with the acquisitions of Citizens Commerce Bancshares, Inc. (2023) City Household Growth = 0.7% (2023) U.S. Population Growth: 0.6%

AGE DISTRIBUTION OF Customer Base (2023) City’s Technology allows it to open significant numbers of new accounts with younger customers 10.8% 11.8% 12.5% 15.1% 17.8% 17.4% 14.5% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% All City Customers <24 25-34 35-44 45-54 55-64 65-74 75+ 24.2% 18.0% 15.6% 14.3% 14.2% 8.9% 4.9% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% New City Customers -2023 <24 25-34 35-44 45-54 55-64 65-74 75+

CUSTOMER EXPERIENCE: BEST IN CLASS 2018 | 2019 | 2020 | 2022 | 2024 Voted Best in Customer Satisfaction for Consumer Banking in the North Central Region

MARKET DISRUPTIONS STRONG GROWTH OPPORTUNITIES In 2017, there were 4 banks with branches in this market In 2018 one closed In 2020 another closed In 2023 – two banks – City and Truist St. Albans, WV $59 $70 $78 $95 $112 $102 $101 3,723 3,898 4,068 4,262 4,795 4,821 4,914 3,000 3,500 4,000 4,500 5,000 5,500 $0 $20 $40 $60 $80 $100 $120 2017 2018 2019 2020 2021 2022 2023 M ill io ns City's Branch Deposit City HHLDs

CHARLOTTE Size of bubbles are representative of City’s loan distribution LOAN MARKETS

DIVERSIFIED COMMERCIAL LOAN PORTFOLIO Key Loan Markets Percent of Commercial Portfolio West Virginia & Eastern Kentucky - dating to 1870 37% Virginia/Eastern Panhandle Markets - acquired 2012-2013 14% Lexington, KY - acquired 2015 27% Columbus, OH; Cincinnati, OH; & Pittsburgh, PA 22%

ASSET QUALITY NON-PERFORMING ASSETS - 39BP PAST DUE LOANS - 27BP Lowest in 20+ years OREO - $0.7MM Lowest in 15+ years NET CONSUMER LOAN CHARGE-OFFS Lowest in 15+ years AT HISTORIC HIGHS AVERAGE PROVISION EXPENSE 2005-2023 21BP

NET CHARGE-OFF DETAILS 2012-2024 YTD -0.2% -0.1% 0.0% 0.1% 0.2% 0.3% 0.4% 0.5% ($2,000) ($1,000) $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 YTD Commercial Retail NSF related Net Losses/Average Loans Average Net Charge-Offs/Year: Commercial $1.6M 42% Retail $1.4M 38% NSF $0.7M 20% Total $3.7 M Average Net Losses/Avg Loans (2012-2023): 12 bps

Loan Growth 3.500 3.750 4.000 4.250 4.500 Loans Outstanding Loans LOANS OUTSTANDING Since March 2023 Acquisition

CAPITAL MANAGEMENT A LONG-TERM CORE COMPETENCY 0% 10% 20% 30% 40% 50% 60% 70% $0.75 $1.00 $1.25 $1.50 $1.75 $2.00 $2.25 $2.50 $2.75 $3.00 $3.25 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 20 24 Y TD D iv id en d Pa yo ut R at io Ca sh D iv id en ds /S ha re D ec la re d Dividends/Share Dividend Payout Ratio Cash Dividends/Share Declared & Dividend Payout Ratio

SHARE ACTIVITY City’s strong capital and high profitability have allowed aggressive share repurchases $69.78 $74.54 $63.68 $77.20 $81.50 $90.21 $100.24 290,491 260,674 572,917 760,033 324,513 666,575 178,529 0 100,000 200,000 300,000 400,000 500,000 600,000 700,000 800,000 $0 $10 $20 $30 $40 $50 $60 $70 20 18 20 19 20 20 20 21 20 22 20 23 20 24 Y TD M ill io ns Repurchase $ Shares Repurchased At September 30, 2024, CHCO has approximately $147 million in available for share repurchases, dividends to shareholders, and other corporate expenses.

REPURCHASES MORE THAN OFFSET SHARES ISSUED FOR ACQUISITIONS SHARE ACTIVITY (IN THOUSANDS OF SHARES) 13,000 14,000 15,000 16,000 17,000 18,000 19,000 20,000 20 01 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 Classic May ‘05 1,580,000 2005-2013: 4,950,000 shares issued. Since 2001, shares down 2,000,000; acquired about 32% of outstanding shares VSB May ‘12 240,000 Community Jan ‘13 767,000 At Mkt Dec ‘16- Feb ‘17 - 550,000 Poage Dec ‘18 1,142,000 CCVS Mar ‘23 667,000 Shares Outstanding

LOANS, DEPOSITS & FEE INCOME ON A PER SHARE BASIS $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 $100 $150 $200 $250 $300 $350 20 18 20 19 20 20 20 21 20 22 20 23 20 24 Y T D Loans (Avg Bal) Deposits (Avg Bal) Fee Income Note: 2024 YTD Fee income annualized

ACQUISITION TERRITORY Small Community Banks will struggle with lower net interest income, asset quality challenges, lack of scale, and limited liquidity for their stock. Underperforming small banks may be interested in joining a stronger partner rather than to continue to perform poorly. City is well positioned to acquire select franchises.

ACQUISITION HISTORY 2005: CLASSIC BANK, ASHLAND KY Approx. 25% Household Share, adjacent mkt 2012: VIRGINIA SAVINGS BANK, WINCHESTER VA 5 Branches in adjacent mkt; Strong Growth for City 2013: COMMUNITY BANK, STAUNTON VA Solid franchise in adjacent mkts; Was a “Problem Bank” and CHCO had significant financial gains from AQ 2015: 3 BRANCHES IN LEXINGTON KY Exceptional commercially focused team with very strong growth in 8 years 2018: TOWN SQUARE, ASHLAND & CENTRAL KY Took Ashland household share to 40%. Meaningfully built-out Central KY market 2018: FARMERS BANK: CENTRAL KY Extremely profitable small town markets in Central KY; Grew households 2023: CITIZENS COMMERCE: CENTRAL KY Approx 40% of Woodford Co. households; strong lender and strong deposit franchise

CITY: Still a Community Bank and Engaged in our Communities

: CITY’S EMPLOYEE NET PROMOTER SCORE: Best In Class 0.3% 0.5% 0.3% 1.2% 2.0% 7.0% 3.7% 12.4% 14.6% 12.6% 45.2% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% 50.0% 0 1 2 3 4 5 6 7 8 9 10 Detractors Promoters DISTRIBUTION OF RESPONSES

REPRESENTS VALUE AND STABILITY CHCO Pricing Metrics* • 234% Price to Book • 299% Price to Tangible Book • 15.3X Price to Projected Earnings** 2.67% Dividend Yield 29% Dividend Payout Ratio 9.26% Tangible Capital/Tangible Assets*** 72% Institutional Ownership $5.6 million Average Daily Volume * Based on Price of $118.04 (10/30/2024) ** Based on average of 5 analysts covering CHCO estimate of $7.78 for 2024 (as of 10/30/2024) *** September 30, 2024